UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 20, 2017

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2017, 3M Company issued a press release announcing the following executive appointments effective July 1, 2017:

•                  Michael F. Roman, 57, has been appointed chief operating officer and executive vice president.  In this role, Mr. Roman will have responsibility for the Company’s five Business Groups and International Operations.

•                  Hak Cheol (H.C.) Shin, 59, has been appointed vice chair and executive vice president. In this role, H.C. will have responsibility for Research & Development; Strategy and Business Development; Supply Chain Operations; and Business Transformation and Information Technology.

Messrs. Roman and Shin will continue to report to Inge Thulin, 3M’s Chairman of the Board, President and Chief Executive Officer.

In addition, the Company announced the appointment of Ippocratis Vrohidis as the Company’s Vice President, Corporate Controller and Chief Accounting Officer, also effective July 1, 2017. Mr. Vrohidis replaces Eric D. Hammes who has been appointed Senior Vice President, Business Transformation and Information Technology.  Mr. Vrohidis, 50, has served as the Company’s Vice President, Global Service Centers, Business Transformation, since December 2015.  Since joining the Company in 1990, Mr. Vrohidis has held financial and business leadership positions in several businesses and across several geographic regions, including Vice President, Middle East/Africa from July 2014 to December 2015, Vice President, Finance, Asia Pacific from April 2013 to July 2014, and Vice President, Finance, International and Staff operations from April 2011 to April 2013.

Additional executive appointments are described in the press release. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description of
Number	Exhibit

99.1	Press Release issued by 3M Company on June 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Vice President, Deputy General Counsel and Secretary
Dated: June 20, 2017